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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

         Date of Report (Date of earliest event Reported): July 7, 2003


                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                                 000-19860           13-3385513
    (State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
    incorporation)

    557 BROADWAY, NEW YORK, NEW YORK                                  10012
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 11, 2003

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS

          Exhibit
          Number    Description of Document
          -------   -----------------------
          99.1      Press release of Scholastic Corporation, dated July 7, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 7, 2003, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 regarding estimates of results of operations for its quarter and fiscal year ended May 31, 2003. In addition to guidance regarding expected earnings per diluted share ("EPS") for those periods and the impact of a previously announced special charge related to a workforce reduction, each calculated in conformity with generally accepted accounting principles, the press release also showed an amount obtained by excluding the special charge from anticipated EPS in order to present such information for investors on a more comparable basis to previous earnings guidance issued by Scholastic.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHOLASTIC CORPORATION
                                        (Registrant)


Date: July 11, 2003                     /s/ Kevin J. McEnery
                                        --------------------
                                        Kevin J. McEnery
                                        Executive Vice President
                                         & Chief Financial Officer

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED JULY 11, 2003
EXHIBIT INDEX

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
          Exhibit Number        Description of Document
          --------------        -----------------------
          Exhibit 99.1      Press release of Scholastic
                            Corporation, dated July 7, 2003.